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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21448

                          Pioneer Tax Advantaged Balanced Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2005 through May 31, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     PIONEER
                                     -------
                                 TAX ADVANTAGED
                                    BALANCED
                                      TRUST

                                   Semiannual
                                     Report

                                    5/31/06

                                 [LOGO]PIONEER
                                       Investments(R)

 Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                         2
Portfolio Summary                             4
Prices and Distributions                      5
Performance Update                            6
Portfolio Management Discussion               7
Schedule of Investments                      11
Financial Statements                         26
Notes to Financial Statements                31
Results of Shareowner Meeting                40
Trustees, Officers and Service Providers     41

                                                                     President's

 Dear Shareowner,
--------------------------------------------------------------------------------
We believe a desirable, moderate slowing of U.S. economic growth appears likely, with beneficial impacts on inflation and interest rates, while global growth prospects remain strong. We base this on the events of the six and 12 month periods ending May 31, 2006 that have been characterized by strong global growth, rising commodity and stock prices, and rising interest rates. While markets reversed in May (U.S. Treasury bond yields, stock markets, and commodity prices all turned down), we believe the basic fundamental pattern of steady global economic growth remains intact.

According to the International Monetary Fund, global economic growth in 2004-5 was the fastest of any two-year period in more than 30 years, and 2006 growth is projected to match the healthy growth of 2005. This growth has been broad-based, with Europe, Japan, and emerging market economies all showing strength. The result has been rising prices across a broad range of commodities, rising corporate profits, and rising interest rates. These basic ingredients are fueling the equity bull market and the relatively weak bond market over the six months ending May 31, 2006.

The bond markets' concern has been that strong economic growth would spark inflation - we have already seen commodity prices rise, and U.S. labor costs are threatening to increase since we are close to full employment. An environment of strong economic growth, rising commodity prices and labor demands may lead to inflation and higher interest rates; therefore a slower growing economy would be welcomed by the markets.

While first quarter economic growth was strong, it looks as if the slowdown in the U.S. economy for the second half of the year may be starting to unfold. The positive unemployment figures, which reached a five-year low of 4.6 percent in April, may have peaked as the number of new jobs fell in this period, the smallest increase since the Katrina-distorted result of October 2005. The cooling of housing market sales so far this year is another indicator of a slowing economy.

The U.S. Federal Reserve ("Fed") has continued its measured short-term interest rate increases. With global commodity prices continuing to rise, the Fed warned in May that it remains vigilant in wanting to

Letter

keep inflation low. This determination puts short-term pressure on markets, but such action has a positive effect for consumers over the intermediate-to-longer term. By restraining inflation, the Fed may also limit upward pressure on longer-maturity bond yields and downward pressure on stocks' price/earnings ratios.

In summary, we think security market valuations remain reasonable. However, there are no guarantees in investing. We know from a long view of history that sudden shifts in investor sentiment can occur with little warning. This unpredictability reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Trust shareowners work toward their long-term goals.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Please consider the Trust's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer investments for a prospectus containing this information. Please read the information carefully.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 5/31/06
--------------------------------------------------------------------------------
Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)
[The following table was depicted as a pie chart in the printed material.]

0-1 Year                 1.9%
1-3 Years                3.9%
3-6 Years               41.7%
6-8 Years               32.8%
8-10 Years               0.6%
10+ Years               19.1%

 Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)
[The following table was depicted as a pie chart in the printed material.]

Tax Exempt Obligations                  53.2%
Common Stocks                           24.3%
Non-Convertible Preferred Stocks        20.9%
Convertible Preferred Stocks             1.3%
Temporary Cash Investment                0.3%

The portfolio is actively managed, and current holdings may be different.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

     1.   Georgia Municipal Electric Authority Power Revenue, RIB,
          7.988 1/1/20, 144A                                                    1.93%
     2.   AT&T, Inc.                                                            1.86
     3.   Golden State Tobacco Securitization Corp., RIB,
          7.742%, 6/1/45 (144A)                                                 1.68
     4.   Atmos Energy Corp.                                                    1.56
     5.   Garden State Preservation Trust, RIB 10.94%, 11/1/22 (144A)           1.51
     6.   Tobacco Settlement Financing Corp., 5.875%, 5/15/39                   1.48
     7.   Fannie Mae, Series L, 5.125%                                          1.44
     8.   King County Washington Sewer Revenue, 5.0%, 1/1/35                    1.38
     9.   Bristol-Myers Sqibb Co.                                               1.37
     10.  Duke Energy Corp.                                                     1.36

     * This list excludes money market and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
Share Prices and Distributions
--------------------------------------------------------------------------------

Market Value
per Common Share        5/31/06   11/30/05
                        $12.38    $12.18

Net Asset Value
per Common Share        5/31/06   11/30/05
                        $14.77    $14.65

Distributions
per Common Share        Income      Short-Term      Long-Term
(12/1/05 - 5/31/06)    Dividends   Capital Gains   Capital Gains
                        $0.3342        $ -            $0.0807

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/06
--------------------------------------------------------------------------------
Investment Returns
--------------------------------------------------------------------------------

   The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Tax Advantaged Balanced Trust at public offering price, compared to that of the Lehman Brothers Municipal Bond Index and the S&P 500 Index.

--------------------------------------------------
Cumulative Total Returns
(As of May 31, 2006)
                          Net Asset        Market
Period                   Value (NAV)       Price
Life-of-Trust
(1/28/04)                   8.12%          -5.41%
1 Year                      3.99           -0.29

--------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

              Pioneer Tax       Lehman Brothers
               Advantaged          Municipal
             Balanced Trust       Bond Index        Standard & Poor's 500
1/04              10000             10000                  10000
5/04               8110              9840                   9964
5/05               9405             10623                  10784
5/06               9459             10824                  11715


   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

   Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

   Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

   When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

   Index comparison begins January 31, 2004. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or charges. You cannot invest directly in an Index.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/06
--------------------------------------------------------------------------------
During the six-month period ended May 31, 2006, shareowners in Pioneer Tax Advantaged Balanced Trust received a relatively high level of tax-advantaged income from two lower-risk asset classes - municipal bonds and high dividend-paying equities. In the following interview, David Eurkus who is responsible for the Trust's fixed-income portion, and Walter Hunnewell, Jr., who is responsible for the Trust's equity portion, discuss the Trust's investment strategy and outlook.

Q:   How did the Trust perform during the period?

A: For the six-month period ended May 31, 2006, Pioneer Tax Advantaged Balanced Trust returned 4.16% at net asset value and 5.01% at market price. As of May 31, 2006, the Trust was selling at a discount of market price to net asset value of 16.2%. For the same six-month period, the Lehman Brothers Municipal Bond Index returned 1.52%, and the S&P 500 Index returned 2.61%. Unlike open-ended funds, a closed-end fund's price goes up and down based on supply and demand, independent of a fund's net asset value, or NAV per share. It isn't unusual to find closed-end funds trading at a discount. At the end of the period, closed-end funds on average were trading at a discount to their actual underlying value. As the markets become more efficient and liquid, and more investors have begun to recognize legitimate value, the trend of funds trading at large discounts to their NAVs may subside.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

     Information regarding the Trust's principal investment risks is contained in the Trust's prospectus. Please refer to those documents when considering the Trust's risks.

    There can be no assurance as to the portion of the Trust's dividends that will be tax-exempt or tax-qualified.

    A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed-

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/06                            (continued)
--------------------------------------------------------------------------------
     income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

     The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

     The Trust may use leverage through the issuance of preferred shares with an aggregate liquidation preference of up to 331/3% of the Trust's total assets after such issuance. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

Q: What were the principal strategies used in managing the Trust during the six months?

A: We did not make any large changes to the Trust. We continued to focus on providing income with about a 55%/45% mix of municipal bonds and dividend-paying equity securities.

    In the fixed-income portion of the Trust, we maintained our emphasis on sectors that are vital to the growth of the economy. These included health care/hospitals, energy, power and education. Less than 10% of the fixed-income securities were invested in below investment-grade bonds. At the end of the period, the average credit quality of the fixed-income holdings was AA.

    In managing the equity portion of the Trust, we gravitate toward sectors that tend to pay the biggest dividends, and we select those equities that offer the most potential in terms of future dividend growth. Financials, utilities and telecommunications accounted for the three biggest sector weights. In addition to owning common equities, we balance our dividend income mandate by owning higher-yielding preferred stocks. We made some small changes in individual holdings. For example, we reduced our commitment to Consolidated Edison and Duke Energy because we felt there were better opportunities elsewhere. We eliminated our

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     position in Lance, a manufacturer of snack products, taking profits when it reached our target valuation. We added to our Bristol Myers Squibb position, which has paid a healthy dividend and which we believe has an underappreciated pipeline of new drugs that will be coming to market. We also added to Atmos Energy, a natural gas utility with several opportunities to further develop its non-regulated businesses.

Q:   What contributed to performance?

A: Aided by a contraction in supply, most of the municipal bonds in the portfolio enhanced performance. While investor demand for municipal securities remained robust, supply declined as municipalities were reluctant to issue new higher-yielding debt in a rising interest-rate environment. This demand/supply dynamic helped boost the value of the municipal bonds in the portfolio.

     Telecommunications companies were the biggest drivers of equity performance. We owned AT&T and BellSouth, and the Trust benefited from the announced and pending merger of these two companies. While we have trimmed the AT&T position, it remains our largest single equity holding. Our position in Citizen's Communications, a rural wire line telephone company, was a significant contributor because of its high dividend. Keyspan, a northeast natural gas and electric utility, rose on news of its pending acquisition by National Grid. Carolina Group, the tracking stock for Loews tobacco subsidiary, also helped boost return. In the financial sector, our Fannie Mae preferred positions contributed.

Q:   What detracted from performance?

A: The performance in the municipal bond portion of the Trust was positive; however, higher quality securities modestly underperformed their lower quality counterparts. Because we maintain a high quality portfolio, we had a relatively small position (less than 10% of assets) in lower quality bonds.

     Tupperware lost value because of a negative earnings forecast and concerns about a recent acquisition. Uncertainty surrounding changes in top management led to poor stock performance at FirstMerit, a regional bank, and ServiceMaster, a consumer service provider better known for its TruGreen lawn care and Terminix pest control brands. Southern Co., a major electric utility, saw some moderate weakness in its stock price as well. All of these

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/06                            (continued)
--------------------------------------------------------------------------------
     stocks remain in the portfolio, because we believe their long-term business prospects are attractive.

Q:   What is your outlook?

A: We are encouraged by the resiliency of the economy in an environment of higher interest rates and oil prices, and we have a favorable outlook for both municipal bonds and dividend-paying stocks. We think the economy will continue to grow but at a more modest rate than in previous months. It appears that inflation is at a manageable level and the Federal Reserve may be at the end of its rate-raising cycle. The Trust is structured to take advantage of this type of environment, as both the municipal bond and equity portions are focused on sectors that support economic growth and that should do well when interest rates are more stable. As in the past, we will continue to seek relatively high levels of current income from fixed-income and dividend-producing preferred and common stocks, while maintaining our strong emphasis on quality.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/06 (unaudited)
--------------------------------------------------------------------------------

                     S&P/Moody's
    Principal        Ratings
    Amount           (unaudited)                                                            Value
                                   TAX EXEMPT OBLIGATIONS - 74.5% of Net Assets
                                   Alabama - 2.0%
    $6,990,000       AAA/Aaa       Birmingham Waterworks & Sewer Revenue,
                                      5.0%, 1/1/43                                   $  7,085,553
     1,500,000       NR/NR         Sylacauga Health Care Authority Revenue,
                                      6.0%, 8/1/35                                      1,535,940
                                                                                     ------------
                                                                                     $  8,621,493
                                                                                     ------------
                                   Arizona - 1.0%
     1,000,000       BBB/Baa1      Maricopa County Hospital Revenue,
                                      5.0%, 4/1/35                                   $    993,580
     1,000,000       NR/Baa3       Pima County Industrial Development Authority,
                                      6.375%, 7/1/31                                    1,033,540
     1,000,000       NR/Baa3       Pima County Industrial Development Authority,
                                      6.75%, 7/1/31                                     1,041,690
     1,000,000       NR/NR         Pima County Industrial Development Authority,
                                      7.5%, 7/1/34                                      1,030,380
                                                                                     ------------
                                                                                     $  4,099,190
                                                                                     ------------
                                   California - 3.6%
     1,000,000       A-/A3         California Health Facilities Authority Revenue,
                                      5.25%, 7/1/23                                  $  1,036,250
     4,000,000       BBB/Baa3      Golden State Tobacco Securitization Corp.,
                                      6.75%, 6/1/39                                     4,471,720
     9,655,000(a)    NR/A3         Golden State Tobacco Securitization Corp.,
                                      RIB, 7.742%, 6/1/45 (144A)                        9,914,237
                                                                                     ------------
                                                                                     $ 15,422,207
                                                                                     ------------
                                   Connecticut - 1.4%
     4,190,000       BBB-/Baa1     Connecticut State Development Authority
                                      Pollution Control Revenue, 5.85%, 9/1/28       $  4,403,816
     1,500,000       BB+/NR        Mohegan Tribe Indians Gaming Authority,
                                      5.25%, 1/1/33 (144A)                              1,505,040
                                                                                     ------------
                                                                                     $  5,908,856
                                                                                     ------------
                                   District of Columbia - 1.0%
     4,000,000       BBB/Baa3      District of Columbia Tobacco Settlement
                                      Financing Corp., 6.75%, 5/15/40                $  4,298,680
                                                                                     ------------
                                   Florida - 3.2%
     5,000,000       A+/A2         Highlands County Health Facilities Authority
                                      Revenue, 6.0%, 11/15/25                        $  5,341,300
     1,100,000       NR/NR         Madison County First Mortgage Revenue,
                                      6.0%, 7/1/25                                      1,129,513

 The accompanying notes are an integral part of these financial statements.   11

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/06                         (unaudited) (continued)
--------------------------------------------------------------------------------

                     S&P/Moody's
    Principal        Ratings
    Amount           (unaudited)                                                            Value
                                   Florida - (continued)
    $2,025,000       BB+/NR        Miami Beach Health Facilities Authority,
                                      5.375%, 11/15/28                               $  2,019,715
       500,000       BB+/Ba1       Miami Beach Health Facilities Authority,
                                      6.7%, 11/15/19                                      547,935
     3,970,000(a)    NR/Aaa        Tampa-Hillsborough County Expressway
                                      Authority Revenue, RIB, 8.591%, 7/1/23
                                      (144A)                                            4,593,211
                                                                                     ------------
                                                                                     $ 13,631,674
                                                                                     ------------
                                   Georgia - 5.1%
     5,000,000       AAA/Aaa       Burke County Development Authority Revenue,
                                      4.75%, 5/1/34                                  $  4,969,200
     9,580,000(a)    NR/Aaa        Georgia Municipal Electric Authority Power
                                      Revenue, RIB, 7.988%, 1/1/20 (144A)              11,444,555
     2,500,000       BBB/NR        Milledgeville-Baldwin County Development
                                      Authority Revenue, 5.5%, 9/1/24                   2,597,675
     2,500,000       BBB/NR        Milledgeville-Baldwin County Development
                                      Authority Revenue, 5.625%, 9/1/30                 2,609,450
                                                                                     ------------
                                                                                     $ 21,620,880
                                                                                     ------------
                                   Illinois - 4.1%
     3,000,000       AAA/Aaa       Chicago Illinois General Obligation,
                                      5.0%, 1/1/28                                   $  3,077,910
     4,580,000       NR/Baa1       Illinois Development Finance Authority
                                      Revenue, 5.25%, 10/1/24                           4,707,828
     5,000,000       AA+/Aa1       Illinois Educational Facilities Authority
                                      Revenue, 5.0%, 12/1/38                            5,093,900
     2,000,000       AA+/Aa2       Illinois Finance Authority Revenue,
                                      5.5%, 8/15/43                                     2,106,080
     2,055,000(a)    NR/Aa2        Illinois Finance Authority Revenue, RIB,
                                      10.357%, 8/15/43 (144A)                           2,425,599
                                                                                     ------------
                                                                                     $ 17,411,317
                                                                                     ------------
                                   Indiana - 1.0%
     4,135,000       BBB-/Ba1      Indiana State Development Finance Authority
                                      Revenue, 5.75%, 10/1/11                        $  4,271,455
                                                                                     ------------
                                   Louisiana - 2.1%
     8,335,000       BBB/Baa3      Tobacco Settlement Financing Corp.,
                                      5.875%, 5/15/39                                $  8,740,498
                                                                                     ------------

12  The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     S&P/Moody's
    Principal        Ratings
    Amount           (unaudited)                                                            Value
                                   Maryland - 1.3%
    $3,000,000       BBB-/Baa3     Frederick County Educational Facilities
                                      Revenue, 5.625%, 9/1/38                        $  3,120,600
     2,500,000       A/A3          Maryland State Health & Higher Educational
                                      Facilities Authority Revenue,
                                      5.125%, 7/1/34                                    2,542,900
                                                                                     ------------
                                                                                     $  5,663,500
                                                                                     ------------
                                   Massachusetts - 3.8%
     2,000,000       AA+/Aa1       Massachusetts Health & Educational Facilities
                                      Authority Revenue, 5.0%, 7/1/33                $  2,052,680
     1,550,000       BBB-/Baa3     Massachusetts Health & Educational Facilities
                                      Authority Revenue, 5.25%, 7/15/18                 1,538,112
     1,600,000       BBB/NR        Massachusetts Health & Educational Facilities
                                      Authority Revenue, 5.45%, 11/15/23                1,630,768
     2,120,000       BBB/Baa3      Massachusetts Health & Educational Facilities
                                      Authority Revenue, 5.625%, 7/1/20                 2,165,304
       900,000       BBB/Baa3      Massachusetts Health & Educational Facilities
                                      Authority Revenue, 6.25%, 7/1/22                    961,101
     2,750,000       BBB/Baa2      Massachusetts Health & Educational Facilities
                                      Authority Revenue, 6.625%, 7/1/32                 2,975,803
       500,000       BBB-/NR       Massachusetts State Development Finance
                                      Agency, 5.5%, 1/1/35                                497,830
     1,100,000       BBB/Baa2      Massachusetts State Development Finance
                                      Agency, 5.625%, 10/1/24                           1,159,334
     1,000,000       BBB/Baa2      Massachusetts State Development Finance
                                      Agency, 5.7%, 10/1/34                             1,044,660
     2,000,000+      AAA/Aaa       University of Massachusetts Building Authority
                                      Project Revenue, 5.25%, 11/1/29                   2,179,480
                                                                                     ------------
                                                                                     $ 16,205,072
                                                                                     ------------
                                   Michigan - 2.1%
     5,000,000       BB/NR         Macomb County Hospital Finance Authority
                                      Revenue, 5.875%, 11/15/34                      $  5,278,900
     2,000,000       NR/NR         Michigan State Hospital Finance Authority
                                      Revenue, 5.25%, 11/15/25                          2,022,880
     1,000,000       NR/NR         Michigan State Hospital Finance Authority
                                      Revenue, 5.5%, 11/15/35                           1,029,240
       695,000       BB-/Ba2       Pontiac Hospital Finance Authority Revenue,
                                      6.0%, 8/1/07                                        694,625
                                                                                     ------------
                                                                                     $  9,025,645
                                                                                     ------------

 The accompanying notes are an integral part of these financial statements.   13

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/06                          (unaudited) (continued)
--------------------------------------------------------------------------------

                     S&P/Moody's
    Principal        Ratings
    Amount           (unaudited)                                                            Value
                                   Minnesota - 0.9%
    $2,000,000       A-/NR         Duluth Economic Development Authority
                                      Health Care Facilities Revenue,
                                      5.25%, 2/15/28                                 $  2,035,340
     1,500,000       A-/NR         Duluth Economic Development Authority
                                      Health Care Facilities Revenue,
                                      5.25%, 2/15/33                                    1,526,505
                                                                                     ------------
                                                                                     $  3,561,845
                                                                                     ------------
                                   Missouri - 0.4%
     1,720,000       AA/Aa3        Missouri State Health & Educational Authority
                                      Health Facilities Revenue, 5.25%, 8/15/28      $  1,790,795
                                                                                     ------------
                                   Montana - 0.2%
     1,000,000       NR/A3         Montana Finance Authority Hospital Facilities
                                      Revenue, 5.0%, 6/1/24                          $  1,001,700
                                                                                     ------------
                                   Nebraska - 1.3%
     4,980,000(a)    NR/Aaa        Nebraska Public Power District Revenue, RIB,
                                      8.58%, 1/1/41 (144A)                           $  5,407,284
                                                                                     ------------
                                   Nevada - 1.7%
     3,000,000       B-/NR         Clark County Industrial Development Revenue,
                                      5.5%, 10/1/30                                  $  2,955,060
     1,500,000       A-/A3         Henderson Nevada Health Care Facilities
                                      Revenue, 5.625%, 7/1/24                           1,579,470
     2,500,000       BB/Ba1        Washoe County Water Facility Revenue,
                                      5.0%, 3/1/36                                      2,514,450
                                                                                     ------------
                                                                                     $  7,048,980
                                                                                     ------------
                                   New Hampshire - 0.7%
     1,900,000       NR/NR         New Hampshire Business Finance Authority
                                      Revenue, 6.05%, 9/1/29 (144A)                  $  1,868,840
     1,000,000       A+/A2         New Hampshire Health & Education Facilities
                                      Authority Revenue, 5.75%, 10/1/31                 1,054,340
                                                                                     ------------
                                                                                     $  2,923,180
                                                                                     ------------
                                   New Jersey - 6.0%
     1,250,000       BBB/Baa3      Camden County Improvement Authority
                                      Revenue, 5.75%, 2/15/34                        $  1,310,563
     5,920,000(a)    NR/Aaa        Garden State Preservation Trust, RIB,
                                      10.94%, 11/1/22 (144A)                            8,902,024
       710,000       NR/NR         New Jersey Economic Development Authority
                                      Revenue, 5.75%, 1/1/25                              722,950
     1,230,000       NR/NR         New Jersey Economic Development Authority
                                      Revenue, 5.875%, 1/1/37                           1,255,080

14  The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     S&P/Moody's
    Principal        Ratings
    Amount           (unaudited)                                                            Value
                                   New Jersey - (continued)
    $1,500,000       BB/Ba2        New Jersey Health Care Facilities Financing
                                      Authority Revenue, 5.125%, 7/1/14                $1,395,450
     5,000,000       BBB/Baa1      New Jersey Health Care Facilities Financing
                                      Authority Revenue, 5.375%, 7/1/33                 5,108,950
     3,500,000       NR/NR         New Jersey Health Care Facilities Financing
                                      Authority Revenue, 7.25%, 7/1/27                  3,584,000
     3,000,000       BBB/Baa3      Tobacco Settlement Financing Corp.,
                                      6.25%, 6/1/43                                     3,246,780
                                                                                     ------------
                                                                                     $ 25,525,797
                                                                                     ------------
                                   New Mexico - 0.6%
     1,000,000       AA/NR         Dona Ana County PILT Revenue,
                                      5.25%, 12/1/25                                 $  1,046,020
     1,500,000       NR/A3         Farmington New Mexico Hospital Revenue,
                                      5.0%, 6/1/23                                      1,511,415
                                                                                     ------------
                                                                                     $  2,557,435
                                                                                     ------------
                                   New York - 5.1%
     2,000,000       NR/NR         Dutchess County Industrial Development
                                      Agency Revenue, 7.5%, 3/1/29                   $  2,173,220
     1,000,000       NR/Aa2        New York City Industrial Development Agency,
                                      5.0%, 7/1/27                                      1,032,160
     1,000,000       NR/Aa2        New York City Industrial Development Agency,
                                      5.25%, 7/1/24                                     1,064,250
     8,820,000(b)    AAA/Aa1       New York City Transitional Finance Authority
                                      Revenue, 0.0%, 11/1/29                            7,101,158
     5,000,000       AA-/A1        Port Authority of New York & New Jersey
                                      Revenue, 5.0%, 9/1/38                             5,111,100
     4,900,000       AAA/Aaa       Triborough Bridge & Tunnel Authority,
                                      5.25%, 11/15/30                                   5,159,014
                                                                                     ------------
                                                                                     $ 21,640,902
                                                                                     ------------
                                   North Carolina - 1.5%
     3,000,000       AA+/Aa1       North Carolina Capital Facilities Finance
                                      Agency Revenue, 5.125%, 7/1/42                 $  3,073,080
     1,000,000       AA/Aa3        North Carolina Capital Facilities Finance
                                      Agency Student Revenue, 5.0%, 6/1/27              1,017,140
     1,000,000       AA/Aa3        North Carolina Capital Facilities Finance
                                      Agency Student Revenue, 5.0%, 6/1/32              1,010,640
     1,000,000       NR/NR         North Carolina Medical Care Commission
                                      Health Care Facilities Revenue,
                                      5.0%, 11/1/23                                     1,004,190
                                                                                     ------------
                                                                                     $  6,105,050
                                                                                     ------------

 The accompanying notes are an integral part of these financial statements.   15

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/06                          (unaudited) (continued)
--------------------------------------------------------------------------------

                     S&P/Moody's
    Principal        Ratings
    Amount           (unaudited)                                                            Value
                                   Ohio - 1.4%
    $2,000,000       B-/Caa2       Cleveland Airport Special Revenue,
                                      5.7%, 12/1/19                                  $  1,867,860
     3,000,000       AAA/Aaa       Columbus City School District, 5.0%, 12/1/32         3,096,420
     1,000,000       AAA/Aaa       Hamilton County Hospital Facilities Revenue,
                                      5.125%, 5/15/28                                   1,036,650
                                                                                     ------------
                                                                                     $  6,000,930
                                                                                     ------------
                                   Oregon - 0.7%
     2,935,000       NR/Aaa        Oregon State Housing & Community Services
                                      Department Multi-Family Revenue,
                                      6.0%, 7/1/31                                   $  3,005,968
                                                                                     ------------
                                   Pennsylvania - 2.8%
     5,000,000       AAA/Aaa       Pennsylvania State Turnpike Commission Oil
                                      Franchise Tax Revenue, 5.0%, 12/1/31           $  5,154,450
     3,000,000       A-/NR         Sayre Health Care Facilities Authority Revenue,
                                      5.875%, 12/1/31                                   3,184,110
       280,000       B-/NR         Scranton-Lackawanna Health and Welfare
                                      Authority Hospital Revenue, 5.9%, 7/1/08            278,849
       700,000       B-/NR         Scranton-Lackawanna Health and Welfare
                                      Authority Hospital Revenue, 6.0%, 7/1/09            697,242
       460,000       B-/NR         Scranton-Lackawanna Health and Welfare
                                      Authority Hospital Revenue, 6.05%, 7/1/10           458,169
     2,165,000       AA+/Aa1       Swarthmore Borough Authority College
                                      Revenue, 5.0%, 9/15/31                            2,204,078
                                                                                     ------------
                                                                                     $ 11,976,898
                                                                                     ------------
                                   Puerto Rico - 3.4%
     8,000,000       BBB+/Baa3     Puerto Rico Commonwealth Highway &
                                      Transportation Authority Revenue,
                                      5.125%, 7/1/43                                 $  8,054,400
     5,000,000       BBB/Baa3      Puerto Rico Public Buildings Authority
                                      Revenue, 5.25%, 7/1/33                            5,128,850
     1,000,000       BBB-/Ba1      Puerto Rico Public Finance Corp.,
                                      5.75%, 8/1/27                                     1,065,960
                                                                                     ------------
                                                                                     $ 14,249,210
                                                                                     ------------
                                   Rhode Island - 1.2%
     1,640,000       BBB/Baa3      Tobacco Settlement Financing Corp.,
                                      6.125%, 6/1/32                                 $  1,725,952
     3,100,000       BBB/Baa3      Tobacco Settlement Financing Corp.,
                                      6.25%, 6/1/42                                     3,246,444
                                                                                     ------------
                                                                                     $  4,972,396
                                                                                     ------------

16   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     S&P/Moody's
    Principal        Ratings
    Amount           (unaudited)                                                            Value
                                   South Carolina - 4.1%
    $6,000,000       A-/A3         Berkeley County School District Installment
                                      Lease, 5.0%, 12/1/28                           $  6,029,820
     5,000,000       AAA/Aaa       Florence County Hospital Revenue,
                                      5.25%, 11/1/34                                    5,228,750
     3,500,000       A/A2          Lexington County Health Services District,
                                      Inc., Hospital Revenue, 5.5%, 11/1/32             3,624,705
     2,500,000       A-/A3         South Carolina Jobs Economic Development
                                      Authority Revenue, 5.5%, 11/15/23                 2,610,325
                                                                                     ------------
                                                                                     $ 17,493,600
                                                                                     ------------
                                   Tennessee - 0.6%
     2,500,000       NR/Baa3       Knox County Health Educational & Housing
                                      Facilities Board Hospital Revenue,
                                      6.5%, 4/15/31                                  $  2,645,650
                                                                                     ------------
                                   Texas - 3.7%
     1,552,000       NR/Aaa        Houston Housing Financing Corp.,
                                      6.25%, 9/20/31                                 $  1,651,266
     2,885,000(a)    NR/Aaa        Houston Utility System Revenue, RIB,
                                      9.535%, 5/15/24 (144A)                            3,467,366
     2,750,000       AAA/Aaa       Lower Colorado River Authority, 5.0%,
                                      5/15/31                                           2,799,500
     1,711,000       NR/Aaa        Panhandle Regional Housing Finance Corp.,
                                      6.6%, 7/20/31                                     1,857,718
     3,000,000       BBB/Baa2      Richardson Hospital Authority, 6.0%, 12/1/34         3,191,700
     1,000,000       BBB-/NR       Seguin Higher Education Facilities Corp.
                                      Revenue, 5.0%, 9/1/23                             1,003,950
     1,500,000       NR/Baa3       Texas State Student Housing Revenue,
                                      6.5%, 9/1/34                                      1,614,525
                                                                                     ------------
                                                                                     $ 15,586,025
                                                                                     ------------
                                   Vermont - 0.3%
     1,295,000       AA/Aa3        Vermont Educational & Health Buildings
                                      Financing Agency Revenue, 5.0%, 7/1/24         $  1,322,571
                                                                                     ------------
                                   Virginia - 1.3%
     1,500,000       NR/A3         Prince William County Industrial Development
                                      Hospital Revenue, 5.2%, 10/1/26                $  1,541,430
     3,925,000       NR/A3         Prince William County Industrial Development
                                      Hospital Revenue, 5.35%, 10/1/36                  4,062,885
                                                                                     ------------
                                                                                     $  5,604,315
                                                                                     ------------

 The accompanying notes are an integral part of these financial statements.   17

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/06                                      (continued)
--------------------------------------------------------------------------------

                     S&P/Moody's
    Principal        Ratings
    Amount           (unaudited)                                                            Value
                                   Washington - 3.7%
    $8,000,000       AAA/Aaa       King County Washington Sewer Revenue,
                                      5.0%, 1/1/35                                   $  8,162,160
     7,000,000       BBB/Baa3      Tobacco Settlement Authority Revenue,
                                      6.625%, 6/1/32                                    7,631,750
                                                                                     ------------
                                                                                     $ 15,793,910
                                                                                     ------------
                                   West Virginia - 0.3%
     1,000,000       A-/NR         Monongalia County Building Commission
                                      Hospital Revenue, 5.25%, 7/1/35                $  1,015,470
                                                                                     ------------
                                   Wisconsin - 0.9%
     3,500,000       BBB+/NR       Wisconsin State Health & Educational
                                      Facilities Authority Revenue, 5.6%, 2/15/29    $  3,623,480
                                                                                     ------------
                                   TOTAL TAX-EXEMPT OBLIGATIONS
                                   (Cost $303,934,564) (c)                           $315,773,858
                                                                                     ------------

18  The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        Shares                                                                              Value
                     COMMON STOCKS - 34.0% of Net Assets
                     Materials - 0.4%
                     Diversified Chemicals - 0.4%
        94,000       Olin Corp.                                                      $  1,664,740
                                                                                     ------------
                     Construction Materials - 0.0%
         3,950       Monarch Cement Co.                                              $    114,550
                                                                                     ------------
                     Steel - 0.0%
           200       Worthington Industries, Inc.                                    $      3,406
                                                                                     ------------
                     Total Materials                                                 $  1,782,696
                                                                                     ------------
                     Consumer Durables & Apparel - 1.3%
                     Home Furnishings - 0.5%
        50,000       Bassett Furniture Industries, Inc.                              $    849,500
        48,386       Kimball International, Inc.                                          725,790
        33,700       Knape & Vogt Manufacturing Co.                                       633,223
                                                                                     ------------
                                                                                     $  2,208,513
                                                                                     ------------
                     Housewares & Specialties - 0.8%
       166,444       Tupperware Corp.                                                $  3,423,753
                                                                                     ------------
                     Total Consumer Durables & Apparel                               $  5,632,266
                                                                                     ------------
                     Consumer Services - 0.5%
                     Specialized Consumer Services - 0.5%
       200,227       ServiceMaster Co.                                               $  2,162,452
                                                                                     ------------
                     Total Consumer Services                                         $  2,162,452
                                                                                     ------------
                     Media - 1.0%
                     Movies & Entertainment - 1.0%
       206,487       Regal Entertainment Group                                       $  3,999,653
                                                                                     ------------
                     Total Media                                                     $  3,999,653
                                                                                     ------------
                     Food, Beverage & Tobacco - 4.4%
                     Tobacco - 4.4%
        76,000       Altria Group, Inc.                                              $  5,498,600
       172,872       Loews Corp. - Carolina Group                                       8,028,176
       120,356       UST, Inc.                                                          5,296,868
                                                                                     ------------
                     Total Food, Beverage & Tobacco                                  $ 18,823,644
                                                                                     ------------
                     Pharmaceuticals, Biotechnology & Life Sciences - 3.6%
                     Pharmaceuticals - 3.6%
       329,758       Bristol-Myers Squibb Co.                                        $  8,095,559
       216,536       Merck & Co., Inc.                                                  7,208,483
                                                                                     ------------
                     Total Pharmaceuticals, Biotechnology & Life
                     Sciences                                                        $ 15,304,042
                                                                                     ------------

 The accompanying notes are an integral part of these financial statements.   19

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/06                                      (continued)
--------------------------------------------------------------------------------

        Shares                                                                              Value
                     Banks - 3.9%
                     Diversified Banks - 0.4%
        28,642       Wachovia Corp.                                                  $  1,532,347
                                                                                     ------------
                     Regional Banks - 2.4%
        78,200       FirstMerit Corp.                                                $  1,799,382
        81,550       KeyCorp                                                            2,912,966
        90,000       National City Corp.                                                3,319,200
        67,800       Regions Financial Corp.                                            2,295,030
                                                                                     ------------
                                                                                     $ 10,326,578
                                                                                     ------------
                     Thrifts & Mortgage Finance - 1.1%
       222,700       TrustCo Bank Corp., NY                                          $  2,447,473
        50,000       Washington Mutual, Inc.                                            2,295,500
                                                                                     ------------
                                                                                     $  4,742,973
                                                                                     ------------
                     Total Banks                                                     $ 16,601,898
                                                                                     ------------
                     Diversified Financials - 0.5%
                     Other Diversified Financial Services - 0.5%
        42,500        Bank of America Corp.                                          $  2,057,000
                                                                                     ------------
                     Total Diversified Financials                                    $  2,057,000
                                                                                     ------------
                     Telecommunication Services - 5.6%
                     Integrated Telecommunication Services - 5.6%
       421,497       AT&T, Inc.                                                      $ 10,984,212
       182,750       BellSouth Corp.                                                    6,171,468
       529,946       Citizens Communications Co.                                        6,719,715
                                                                                     ------------
                     Total Telecommunication Services                                $ 23,875,395
                                                                                     ------------
                     Utilities - 12.8%
                     Electric Utilities - 2.6%
       138,400       Empire District Electric Co.                                    $  3,017,120
        74,383       Great Plains Energy, Inc.                                          2,073,054
       179,000       Southern Co.                                                       5,722,630
                                                                                     ------------
                                                                                     $ 10,812,804
                                                                                     ------------
                     Gas Utilities - 2.2%
       343,128       Atmos Energy Corp.                                              $  9,209,555
                                                                                     ------------
                     Multi-Utilities - 8.0%
       137,135       Ameren Corp.                                                    $  6,786,811
       100,000       Consolidated Edison, Inc.                                          4,410,000
        26,367       Dominion Resources, Inc.,                                          1,913,717
       285,753       Duke Energy Corp.                                                  8,063,950
       167,249       KeySpan Corp.                                                      6,694,977

20   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        Shares                                                                              Value
                     Multi-Utilities - (continued)
       134,112       NSTAR                                                           $  3,709,538
        64,000       PG&E Corp.                                                         2,539,520
                                                                                     ------------
                                                                                     $ 34,118,513
                                                                                     ------------
                     Total Utilities                                                 $ 54,140,872
                                                                                     ------------
                     TOTAL COMMON STOCKS
                     (Cost $136,376,504)                                             $144,379,918
                                                                                     ------------
                     NON-CONVERTIBLE PREFERRED STOCKS - 29.2% of Net Assets
                     Energy - 1.1%
                     Oil & Gas Exploration & Production - 1.1%
   49,300            Apache Corp., Series B, 5.68%                                   $  4,834,481
                                                                                     ------------
                     Total Energy                                                    $  4,834,481
                                                                                     ------------
                     Automobiles & Components - 0.1%
                     Automobile Manufacturers - 0.1%
   19,608            Ford Motor Co. Capital Trust II, 6.5%                           $    560,535
                                                                                     ------------
                     Total Automobiles & Components                                  $    560,535
                                                                                     ------------
                     Banks - 9.3%
                     Diversified Banks - 3.4%
   94,000            Bank of America Corp., Series VI, 6.75%                         $  4,817,500
  105,000            Bank One Capital VI, 7.2%                                          2,607,946
   27,000            Fleet Capital Trust VII, 7.2%                                        672,259
  200,000            Royal Bank of Scotland Group Plc,
                     Series L, 5.75%                                                    4,378,000
   71,000            Wachovia Preferred Funding Corp.,
                     Series A, 7.25%                                                    1,895,700
                                                                                     ------------
                                                                                     $ 14,371,405
                                                                                     ------------
                     Thrifts & Mortgage Finance - 5.9%
   21,500            Countrywide Capital IV, 6.75%                                   $    513,158
  201,000            Fannie Mae, Series L, 5.125%                                       8,492,250
  114,000            Fannie Mae, Series M, 4.75%                                        4,485,900
  100,000            Fannie Mae, Series N, 5.5%                                         4,440,000
   57,000            Freddie Mac, 5.81%                                                 2,793,000
   39,000            Freddie Mac, Series F, 5.0%                                        1,540,500
   58,000            Freddie Mac, Series K, 5.79%                                       2,784,000
                                                                                     ------------
                                                                                     $ 25,048,808
                                                                                     ------------
                     Total Banks                                                     $ 39,420,213
                                                                                     ------------

 The accompanying notes are an integral part of these financial statements.   21

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/06                                      (continued)
--------------------------------------------------------------------------------

    Shares                                                                                  Value
                     Diversified Financials - 6.5%
                     Other Diversified Financial Services - 2.4%
        55,000       Citigroup Inc., Series G, 6.213%                                $  2,750,550
        81,500       Citigroup Inc., Series M, 5.864%                                   3,940,525
       150,000       JP Morgan Chase Capital Trust XVI, 6.35%                           3,517,500
                                                                                     ------------
                                                                                     $ 10,208,575
                                                                                     ------------
                     Consumer Finance - 1.0%
        18,000       MBNA Capital, Series D, 8.125%                                  $    461,310
        70,000       SLM Holdings Corp., Series A, 6.97%                                3,745,000
                                                                                     ------------
                                                                                     $  4,206,310
                                                                                     ------------
                     Investment Banking & Brokerage - 3.1%
        57,000       Bear Stearns Companies, Inc., Series F, 5.72%                   $  2,650,500
        40,000       Bear Stearns Companies, Inc., Series G, 5.49%                      1,776,000
       100,000       Lehman Brothers Holdings, Inc., 6.5%                               2,528,000
        19,000       Lehman Brothers Holdings, Inc., Series C, 5.94%                      908,200
        30,000       Lehman Brothers Holdings, Inc., Series D, 5.67%                    1,410,000
        65,000       Merrill Lynch Preferred Capital Trust IV, 7.12%                    1,628,600
        87,000       Merrill Lynch Preferred Capital Trust V, 7.28%                     2,207,913
                                                                                     ------------
                                                                                     $ 13,109,213
                                                                                     ------------
                     Total Diversified Financials                                    $ 27,524,098
                                                                                     ------------
                     Insurance - 4.4%
                     Life & Health Insurance - 0.9%
       159,000       Scottish Re Group Ltd., 7.25%                                   $  3,967,050
                                                                                     ------------
                     Property & Casualty Insurance - 2.6%
       110,000       ACE, Ltd., Series C, 7.8%                                       $  2,827,000
       161,000       Berkley W.R. Capital Trust II, 6.75%                               3,736,656
        70,000       St. Paul Capital Trust I, 7.6%                                     1,746,866
       109,000       XL Capital, Ltd., Series B, 7.625%                                 2,758,790
                                                                                     ------------
                                                                                     $ 11,069,312
                                                                                     ------------
                     Reinsurance - 0.9%
       170,500       RenaissanceRe Holdings, Ltd., Series C, 6.08%                   $  3,614,600
                                                                                     ------------
                     Total Insurance                                                 $ 18,650,962
                                                                                     ------------
                     Real Estate - 3.9%
                     Real Estate Investment Trusts - 3.9%
        15,000       Brandywine Realty Trust, Series C, 7.5%                         $    372,750
        34,500       Brandywine Realty Trust, Series D, 7.375%                            857,325
        27,000       Equity Office Properties Trust, Series G, 7.75%                      676,890
        92,000       Home Properties New York, Inc., Series F, 9.0%                     2,359,800
        40,000       Prologis Trust, Series G, 6.75%                                      958,000

22  The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        Shares                                                                              Value
                     Real Estate Investment Trusts - (continued)
       128,000       PS Business Parks, Inc., Series H, 7.0%                         $  3,078,400
        32,440       PS Business Parks, Inc., Series I, 6.875%                            760,718
       124,000       Public Storage, Inc., Series F, 6.45%                              2,818,520
        35,480       Public Storage, Inc., Series T, 7.625%                               888,064
        53,500       Regency Centers Corp., 6.7%                                        1,234,245
        94,000       Regency Centers Corp., Series C, 7.45%                             2,350,940
                                                                                     ------------
                     Total Real Estate                                               $ 16,355,652
                                                                                     ------------
                     Utilities - 3.9%
                     Electric Utilities - 3.0%
        98,000       Alabama Power Co., 5.3%                                         $  2,281,567
       113,000       Alabama Power Co., 5.83%                                           2,728,950
        78,000       Interstate Power and Light Co., Series B, 8.375%                   2,418,000
        40,000       Mississippi Power Co., 5.25%                                         936,252
         7,700       PPL Electric Utilities Corp., 4.5%                                   608,685
        73,000       Southern California Edison Co., 4.32%                              1,408,900
        94,000       Virginia Power Capital Trust II, 7.375%                            2,344,599
                                                                                     ------------
                                                                                     $ 12,726,953
                                                                                     ------------
                     Gas Utilities - 0.4%
        62,000       Southern Union Co., Series C, 7.55%                             $  1,605,800
                                                                                     ------------
                     Multi-Utilities - 0.5%
        80,000       Energy East Capital Trust I, 8.25%                              $  2,003,320
                                                                                     ------------
                     Total Utilities                                                 $ 16,336,073
                                                                                     ------------
                     TOTAL NON-CONVERTIBLE PREFERRED STOCKS
                     (Cost $132,594,204)                                             $123,682,014
                                                                                     ------------
                     CONVERTIBLE PREFERRED STOCKS - 1.8% of Net Assets
                     Capital Goods - 0.5%
                     Aerospace & Defense - 0.5%
        15,000       Northrop Grumman Corp., 7.0%                                    $  1,950,000
                                                                                     ------------
                     Total Capital Goods                                             $  1,950,000
                                                                                     ------------
                     Diversified Financials - 1.3%
                     Other Diversified Financial Services - 1.3%
       161,000       Lazard, Ltd., 6.625%                                            $  5,696,180
                                                                                     ------------
                     Total Diversified Financials                                    $  5,696,180
                                                                                     ------------
                     TOTAL CONVERTIBLE PREFERRED STOCKS
                     (Cost $5,971,340)                                               $  7,646,180
                                                                                     ------------

 The accompanying notes are an integral part of these financial statements.   23

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/06                                      (continued)
--------------------------------------------------------------------------------

        Shares                                                                              Value
                     TAX-EXEMPT MONEY MARKET MUTUAL FUND - 0.4%
                     of Net Assets
     1,730,718       BlackRock Provident Institutional Municipal Fund               $   1,730,718
                                                                                    -------------
                     TOTAL TAX-EXEMPT MONEY MARKET MUTUAL FUND
                     (Cost $1,730,718)                                              $   1,730,718
                                                                                    -------------
                     TOTAL INVESTMENTS IN SECURITIES - 139.9%
                     (Cost $580,607,330)(d)                                         $ 593,212,688
                                                                                    -------------
                     OTHER ASSETS AND LIABILITIES - 1.7%                            $   7,113,374
                                                                                    -------------
                     PREFERRED SHARES AT REDEMPTION VALUE,
                     INCLUDING DIVIDENDS PAYABLE  - (41.6)%                         $(176,427,525)
                                                                                    -------------
                     NET ASSETS APPLICABLE TO COMMON
                     SHAREOWNERS - 100.0%                                           $ 423,898,537
                                                                                    -------------

     (144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2006, the value of these securities amounted $49,528,156, or 11.7% of total net assets.

     NR     Security not rated by S&P or Moody's.

     + Prerefunded bonds have been collateralized by U.S. Treasury securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

     (a) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at May 31, 2006.

     (b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at period end.

     (c) The concentration of tax-exempt investments by type of obligation/market sector is as follows:

       Insured                                   25.6%
       Revenue Bonds:
         Health Revenue                          26.1
         Tobacco Revenue                         13.6
         Development Revenue                      9.0
         Education Revenue                        6.7
         Transportation Revenue                   5.6
         Other                                    3.9
         Housing Revenue                          2.1
         School District Revenue                  1.9
         Facilities Revenue                       1.6
         Pollution Control Revenue                1.4
         Water Revenue                            0.8
         Student Loan Revenue                     0.6
         Airport Revenue                          0.6
         Gaming Revenue                           0.5
                                                 ----
                                                100.0%
                                                -----

24  The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (d) At May 31, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $580,462,719 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
       excess of value over tax cost                                                 $27,839,981
       Aggregate gross unrealized loss for all investments in which there is an
       excess of tax cost over value                                                 (15,090,012)
                                                                                     -----------
       Net unrealized gain                                                           $12,749,969
                                                                                     -----------

For financial reporting purposes net unrealized gain on investments was $12,605,358 and cost of investments aggregated $580,607,330.

Portfolio Abbreviations
RIB Residual Interest Bonds

Purchases and sales of securities (excluding temporary cash investments) for the period ended May 31, 2006, aggregated $64,476,233 and $62,941,269, respectively.

 The accompanying notes are an integral part of these financial statements.   25

Pioneer Tax Advantaged Balanced Trust
-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 5/31/06 (unaudited)
-----------------------------------------------------------------------------

    ASSETS:
      Investments in securities, at value (cost $580,607,330)                        $593,212,688
      Receivables -
        Dividends and interest                                                          6,238,485
      Unrealized appreciation on interest rate swaps                                    2,840,343
      Prepaid expenses                                                                     12,580
                                                                                     ------------
           Total assets                                                              $602,304,096
                                                                                     ------------
    LIABILITIES:
      Payables -
        Due to custodian                                                             $  1,570,833
      Due to affiliate                                                                    306,537
      Administration fee payable                                                           32,313
      Accrued expenses                                                                     68,351
                                                                                     ------------
           Total liabilities                                                         $  1,978,034
                                                                                     ------------
    PREFERRED SHARES AT REDEMPTION VALUE:
      $25,000 liquidation value per share applicable to 7,050
        shares, including dividends payable of $177,525 from net
        investment income                                                            $176,427,525
                                                                                     ------------
    NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
      Paid-in capital                                                                $408,360,057
      Undistribution net investment income                                                678,931
      Accumulated net realized loss on investments and interest
        rate swaps                                                                      (586,152)
      Net unrealized gain on investments                                               12,605,358
      Net unrealized gain on interest rate swaps                                        2,840,343
                                                                                     ------------
           Net assets applicable to common shareowners                               $423,898,537
                                                                                     ------------
    NET ASSET VALUE PER SHARE:
      No par value, (unlimited number of shares authorized)
        Based on $423,898,537/28,706,981 common shares                               $      14.77
                                                                                     ------------

26  The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
-----------------------------------------------------------------------------
For the Six Months Ended 5/31/06

INVESTMENT INCOME:
    Dividends                                                            $   7,063,197
    Interest                                                                 9,348,827
                                                                         -------------
                                                                                           $ 16,412,024
                                                                                           ------------
EXPENSES:
    Management fees                                                      $   1,811,275
    Administration fees and reimbursements                                     207,479
    Transfer agent fees and expenses                                            26,409
    Auction agent fees                                                         232,233
    Custodian fees                                                              16,482
    Registration fees                                                            6,925
    Professional fees                                                           38,144
    Printing expense                                                            14,402
    Trustees' fees                                                               7,249
    Pricing fees                                                                 8,611
    Insurance Fee                                                                9,073
    Miscellaneous                                                                7,344
                                                                         -------------
      Total expenses                                                                       $  2,385,626
                                                                                           ------------
        Net investment income                                                              $ 14,026,398
                                                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND INTEREST RATE SWAPS:
    Net realized gain (loss) from:
      Investments                                                        $    (714,215)
      Interest rate swaps                                                      128,107     $   (586,108)
                                                                         -------------     ------------
    Change in net unrealized gain from:
      Investments                                                        $   5,264,866
      Interest rate swaps                                                      410,972     $  5,675,838
                                                                         -------------     ------------
        Net gain on investments and interest rate swaps                                    $  5,089,730
                                                                                           ------------
DIVIDENDS AND DISTRIBUTIONS TO PREFERRED
SHAREOWNERS FROM:
    Net investment income                                                $  (3,213,016)
    Net realized gains                                                        (571,728)
                                                                         -------------
      Total distributions                                                                  $ (3,784,744)
                                                                                           ------------
        Net increase in net assets applicable to common
          shareowners resulting from operations                                            $ 15,331,384
                                                                                           ------------

 The accompanying notes are an integral part of these financial statements.   27

Pioneer Tax Advantaged Balanced Trust
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
For the Six Months Ended 5/31/06 and the Year Ended 11/30/05

                                                                              Six Months
                                                                                 Ended              Year
                                                                                5/31/06            Ended
                                                                              (unaudited)         11/30/05
FROM OPERATIONS:
    Net investment income                                                  $  14,026,398     $  27,104,873
    Net realized gain (loss) on investments and interest
      rate swaps                                                                (586,108)        9,287,969
    Change in net unrealized gain on investments and
      interest rate swaps                                                      5,675,838        (5,617,798)
    Dividends and distributions to preferred
      shareowners from:
        Net investment income                                                 (3,213,016)       (5,503,680)
        Net realized gains                                                      (571,728)          (37,697)
                                                                           -------------     -------------
           Net increase in net assets applicable to
            common shareowners                                             $  15,331,384     $  25,233,667
                                                                           -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON
SHAREOWNERS:
    Net investment income ($0.33 and $0.79 per share,
      respectively)                                                        $  (9,593,873)    $ (22,546,462)
    Net realized capital gains ($0.08 and $0.00 per
      share, respectively)                                                    (2,315,448)                -
                                                                           -------------     -------------
        Total dividends to common shareowners                              $ (11,909,321)    $ (22,546,462)
                                                                           -------------     -------------
        Net increase in net assets applicable to
           common shareowners                                              $   3,422,063     $   2,687,205
NET ASSETS APPLICABLE TO COMMON
SHAREOWNERS:
    Beginning of period                                                      420,476,474       417,789,269
                                                                           -------------     -------------
    End of period (including undistributed (distributions
      in excess of) net investment income of $678,931
      and ($540,578), respectively)                                        $ 423,898,537     $ 420,476,474
                                                                           -------------     -------------

28  The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/06
--------------------------------------------------------------------------------

                                                                          Six Months
                                                                            Ended             Year          1/28/04(b)
                                                                           5/31/06            Ended             to
                                                                         (unaudited)        11/30/05         11/30/04
Per Common Share Operating Performance
Net asset value, beginning of period                                         $ 14.65         $ 14.55           $ 14.33(c)
                                                                          ----------        --------         --------
Increase (decrease) from investment operations:(a)
    Net investment income                                                    $  0.49         $  0.95           $  0.66
    Net realized and unrealized gain on investments
      and interest rate swaps                                                   0.17            0.13              0.27
    Dividends and distributions to preferred
      shareowners from:
      Net investment income                                                    (0.11)          (0.19)            (0.06)
      Net realized gain                                                        (0.02)              -(d)              -
                                                                          ----------        --------         --------
    Net increase from investment operations                                  $  0.53         $  0.89           $  0.87
Dividends and distributions to common
    shareowners from:
    Net investment income                                                     (0.33)           (0.79)            (0.55)
    Net realized gains                                                        (0.08)               -                 -
Capital charge with respect to issuance of:
    Common shares                                                                  -               -             (0.03)
    Preferred shares                                                               -               -             (0.07)
                                                                          ----------        --------          --------
Net increase in net asset value                                              $  0.12         $  0.10           $  0.22
                                                                          ----------        --------          --------
Net asset value, end of period(e)                                            $ 14.77         $ 14.65           $ 14.55
                                                                          ----------        --------          --------
Market value, end of period(e)                                               $ 12.38         $ 12.18           $ 12.74
                                                                          ----------        --------          --------
Total return(f)                                                                 5.01%           1.51%           (11.26)%
Ratios to average net assets of common shareowners
    Net expenses(g)                                                             1.11%(h)        1.12%             1.04%(h)
    Net investment income before preferred
      share dividends(g)                                                        6.55%(h)        6.32%             5.69%(h)
    Preferred share dividends                                                   1.50%(h)        1.28%             0.55%(h)
    Net investment income available to common
      shareowners                                                               5.05%(h)        5.04%             5.14%(h)
Portfolio turnover                                                                11%             27%               63%
Net assets of common shareowners, end of period
    (in thousands)                                                          $423,899        $420,476          $417,789
Preferred shares outstanding (in thousands)                                 $176,250        $176,250          $176,250
Asset coverage per preferred share, end of period                            $85,153         $84,651           $84,264
Average market value per preferred share                                     $25,000         $25,000           $25,000
Liquidation value, including dividends payable, per
    preferred share                                                          $25,025         $25,009           $25,003
Ratios to average net assets of common shareowners
    before reimbursement of organization expenses and
    expense reductions
    Net expenses(g)                                                                                               1.05%(h)
    Net investment income before preferred
      share dividends(g)                                                                                          5.68%(h)
    Preferred share dividends                                                                                     0.55%(h)
    Net investment income available to
      common shareowners                                                                                          5.13%(h)

 The accompanying notes are an integral part of these financial statements.   29

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/06                                         (continued)
--------------------------------------------------------------------------------
(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)  Trust shares were first publicly offered on January 28, 2004.
(c) Net asset value immediately after the closing of the first public offering was $14.30.
(d)  Amount is less than $0.01 per common share.
(e) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(f) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return less than a full period is not annualized. Past performance is not a guarantee of future results.
(g) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(h)  Annualized.

The information above represents the operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets of common shareowners and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

30  The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/06 (unaudited)
--------------------------------------------------------------------------------
1. Organization and Significant Accounting Policies
Pioneer Tax Advantaged Balanced Trust (the "Trust") was organized as a Delaware business trust on October 16, 2003. Prior to commencing operations on January 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Trust may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities. By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. The Trust may also invest in common stocks and preferred securities that pay tax-qualified dividends. In addition, the Trust may invest in other securities, including debt instruments, real estate investment trusts ("REITS") and equity securities, that generate income taxable at ordinary income rates, rather than long-term capital gain rates.

There can be no assurance as to the portion of the Trust's dividends that will be tax-exempt or tax-qualified.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise.

The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus. Please refer to that document when considering the Trust's risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/06  (unaudited)(continued)
--------------------------------------------------------------------------------
The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, and the reported amounts of income, expenses and gains and losses on investments during the reporting period.
Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. The values of interest rate swaps are determined by obtaining dealer quotations. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Trust may also use the fair value of a security, including a non U.S. security, when the closing market price on the principal exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. As of May 31, 2006, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Discount and premium on debt securities are accreted or amortized, respectively, daily, on an effective yield to maturity basis and are included in interest income. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B.  Federal Income Taxes

    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions paid to common and preferred shareowners will be determined at the end of the fiscal year. Distributions during the year ended November 30, 2005 were as follows:

--------------------------------------------------------------------------------
                                          2005
--------------------------------------------------------------------------------
  Distributions paid from:
  Tax-Exempt income                   $15,382,197
  Ordinary income                      12,667,945
  Long-term capital gain                   37,697
                                      -----------
                                      $28,087,839
                                      ===========
--------------------------------------------------------------------------------


    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2005.

--------------------------------------------------------------------------------
                                          2005
--------------------------------------------------------------------------------
  Undistributed tax-exempt income     $   486,802
  Undistributed ordinary income           383,388
  Undistributed long term gain          2,924,829
  Dividends payable                    (1,661,895)
  Unrealized appreciation               9,983,293
                                      -----------
    Total                             $12,116,417
                                      ===========
--------------------------------------------------------------------------------

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------
    The difference between book basis and tax basis unrealized appreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

C.  Automatic Dividend Reinvestment Plan

    All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying Mellon Investor Services LLC, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

    Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

Pioneer Investment Management, Inc. ("PIM"), a wholly owned indirect subsidiary of Unicredito Italiano S.p.A. ("Unicredito Italiano") manages the Trust's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares. At May 31, 2006, $306,537 was payable to PIM related to management fees.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. For the six months ended, the Trust recorded $17,189 in reimbursements, which is included in "Administration fees and reimbursement" on the Statement of Operations.

The Trust has retained Princeton Administrators, L.P., ("Princeton") to provide certain administrative services to the Trust on its behalf. The Trust pays Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Trust's managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000.

Also, PIM has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses [excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses] to 0.80% of the Trust's average daily managed assets. The dividend on any preferred shares is not an expense for this purpose. For the six months

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------
ended, May 31, 2006, the Trust's expenses were not reduced under such arrangements.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with Mellon Investor Services LLC, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas is the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Trust's Auction Market Preferred Shares ("AMPS"). The Trust pays Deutsche Bank Trust Company Americas an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank Trust Company Americas, for providing such services.

4. Interest Rate Swaps

The Trust may enter into interest rate swap transactions to attempt to protect itself from increasing dividend or interest expense on its leverage resulting from increasing short-term interest rates. The cost of leverage may rise with an increase in interest rates, generally having the effect of lower yields and potentially lower dividends to common shareowners. Interest rate swaps can be used to "lock in" the cost of leverage and reduce the negative impact that rising short-term interest rates would have on the Trust's leveraging costs.

An interest rate swap is an agreement between two parties, which involves exchanging a floating rate and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual of the net interest payments between the parties on a daily basis, with the net amount recorded within the unrealized appreciation/depreciation of interest rate swaps on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, at the pre-determined dates specified in the agreement, the net amount is recorded as realized gain or loss from interest rate swaps on the Statement of Operations. During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by "marking-to market" the market value of the swap based on values obtained from dealer quotations. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) closing the contract and the

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
cost basis of the contract. The Trust is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, at May 31, 2006 the Trust does not anticipate non-performance by any counterparty.
Risk may also arise with regard to market movements in the value of the swap arrangement that do not exactly offset the changes in the related dividend requirement or interest expense on the Trust's leverage.

Under the terms of the agreement entered into by the Trust, the Trust receives a floating rate of interest and pays a fixed rate of interest for the term. Details of the swap agreement outstanding as of May 31, 2006 were as follows:

------------------------------------------------------------------------------------
                 Termination      Notional      Fixed                    Unrealized
 Counterparty        Date       Amount (000)    Rate    Floating Rate   Appreciation
-------------- --------------- -------------- -------- --------------- -------------
 UBS AG        Sept. 1, 2009      $106,000    2.855%    1 month BMA     $2,840,343
------------------------------------------------------------------------------------

5. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized. Of the 28,706,981 common shares of beneficial interest outstanding at May 31, 2006, PIM owned 6,981 shares.

During the six months ended May 31, 2006 and the year ended November 30, 2005, there were no share transactions by the Trust. All reinvested distributions were satisfied with previously issued shares purchased in the open market and by the Plan Agent and credited to shareowner accounts.

The Trust may classify and reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of May 31, 2006, there were 7,050 AMPS as follows: Series T7-2,350, Series F7-2,350 and Series TH28-2,350.

Dividends on Series T7 and Series F7 are cumulative at a rate which is reset every seven days based on the results of an auction. Dividends on Series TH28 are also cumulative at a rate reset every 28 days based on the results of an auction. Dividend rates ranged from 3.75% to 4.50% during the six months ended May 31, 2006.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------
The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

6. Subsequent Events

Subsequent to May 31, 2006, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.0557 per common share payable June 30, 2006, to common shareowners of record on June 15, 2006.

For the period June 1, 2006 to June 30, 2006, dividends and distributions declared on preferred shares totaled $687,399 in aggregate for the three outstanding preferred share series.

Effective on or about July 17, 2006, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219 will become the Trust's sub-transfer agent with respect to its common shares.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (unaudited)

During the period, there were no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There were no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareowners. There were no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(C) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING
--------------------------------------------------------------------------------
This information corrects the shareholder meeting results that were presented in the Trust's annual report, dated November 30, 2005.

On August 16, 2005, Pioneer Tax Advantaged Balanced Trust held its annual meeting of shareowners to elect Trustees. All Trustees were elected. Here are the detailed results of the votes.

Proposal 1 - To elect Class I Trustees.
--------------------------------------------------------------------------------

  Nominee                            Affirmative    Withheld
  -------                           -------------  ---------
  Margaret B.W. Graham                17,050,623     1,021
  Osbert M. Hood                      17,050,602     1,042
  John Winthrop                       17,050,602     1,042

--------------------------------------------------------------------------------

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------
Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Margaret B.W. Graham
Osbert M. Hood
Thomas J. Perna
Marguerite A. Piret
Stephen K. West
John Winthrop

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive
  Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
Mellon Investor Services LLC

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
Princeton Administrators, L.P.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12 months ended June 30, is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on our web site at www.pioneerinvestments.com and on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST)* for:

Account Information                                        1-800-710-0935


     Or write to AST:
     For                                              Write to
 General inquiries, lost dividend checks,             American Stock
 change of address, lost stock certificates,          Transfer & Trust
 stock transfer                                       Operations Center
                                                      6201 15th Ave.
                                                      Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                     American Stock
                                                      Transfer & Trust
                                                      Wall Street Station
                                                      P.O. Box 922
                                                      New York, NY 10269-0560

Website                                               www.amstock.com

 * Effective on or about July 17, 2006, AST will become the Trust's sub-transfer agent with respect to its common shares.

 For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

 The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

 The Trust's Chief Executive Officer is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchange's Corporate Governance Standards applicable to the Trust. The Trust has filed such certification.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER TrustS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Trusts recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Trusts recognize that a Trust's independent auditors: 1) possess knowledge of the Trusts, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Trust personnel and processes, and 3) have expertise that has value to the Trusts. As a result, there are situations where it is desirable to use the Trust's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Trusts when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Trust shall also constitute approval for any other Trust whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Trust's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Trusts     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Trust shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the Trust fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Trust's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Trust   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Trust's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the Trust fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Trust's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Trust     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Trust's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Trust's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Trust.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the Trust fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Trust's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Trusts and the Trust's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's independent auditor, Ernst &
Young LLP ("E&Y"), has advised the Audit
Committee of the Trust's Board of Trustees that E&Ys Spanish affiliate (E&Y Spain) performed certain non-audit work for Pioneer Global
Investments Limited ("PGIL"), an affiliate of the Trusts investment adviser. The services involved the receipt and disbursement of monies transferred to E&Y Spain by PGIL in payment of individual payroll and related income tax withholdings due on returns prepared by E&Y Spain for certain PGIL employees located in Spain from February 2001 to October 2005. E&Y became auditors of the Trust in May 2002. These payroll and tax services were discontinued in November 2005. The annual fee received by E&Y Spain for all such services totaled approximately 9,000 Euro per year. E&Y has informed the Audit Committee that based on its internal reviews and the de minimus nature of the services provided and fees received, E&Y does not believe its independence with respect to the Trust has been impaired or that it is disqualified from acting as independent auditors to the Trust.

N/A



Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1





ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.


                     Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

Information not required in semi annual reports on form NCSR.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.


During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.




Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Tax Advantaged Balanced Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date  July 31, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date July 31, 2006


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date July 31, 2006

* Print the name and title of each signing officer under his or her signature.